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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 6, 2003
                                                     -----------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                                000-11521                              23-1701520
-------------------------------------      -------------------------------      ----------------------------------
    (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
         of Incorporation)                          File Number)                         Identification No.)


4 Country View Road, Malvern, Pennsylvania                       19355
---------------------------------------------               ----------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code           (610) 647-5930
                                                            ----------------


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Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  Not Applicable

(c) Exhibits.

   Exhibit
   Number          Description
   --------         ------------------------------------------------------------

   99.1            Letter dated May 6, 2003 to Tocqueville Asset Management L.P.

Item 9.  Regulation FD Disclosure.

         This Current Report on Form 8-K is being furnished pursuant to Item 9. Regulation FD Disclosure and Item 12. See "Item 12. Results of Operations and Financial Condition" below, the contents of which are incorporated by reference into this Item 9.

Item 12.  Results of Operations and Financial Condition.

         On May 6, 2003, Systems & Computer Technology Corporation, a Delaware corporation (the "Company"), sent a letter to Tocqueville Asset Management L.P. The letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

         Statements made in the letter about the Company's accomplishments and its intentions, beliefs, expectations, or predictions for the future, including without limitation information about cost savings and improvements in operating results and operating margins expected to result from the repositioning of the Company and the actions taken as outlined in the letter, represent management's best estimates, have not been reviewed by the Company's outside auditors and, to the extent that they are forward-looking statements, are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. These risks, assumptions and uncertainties include, without limitation: the ability of the Company to complete and deliver products and services cost effectively and on a timely basis; technological shifts; economic and geopolitical conditions in the U.S. and abroad; the ability of the Company and its alliance partners to accomplish their integration plans and to meet development and implementation schedules cost-effectively and on a timely basis; the ability to develop and market innovative products and services offerings cost-effectively and on a timely basis; market acceptance of new products and services; continued acceptance of existing products and services; competitive and pricing pressures in the higher education market; the mix of products and services the Company sells; the Company's ability to efficiently integrate acquired businesses; maturing product life cycles; implementation of operating cost structures that align with revenue; the financial condition of our customers and alliance partners; the ability to achieve better services utilization rates and improve services margins; the continued ability to obtain or protect intellectual property rights; the Company's ability to attract and retain highly skilled personnel; and other risks and uncertainties referenced in the Company's other filings with the Securities and Exchange Commission, including but not limited to the Company's annual report on Form 10-K for the fiscal year ended September 30, 2003 and quarterly reports on Form 10-Q filed thereafter. All information contained in the letter is as of May 6, 2003. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 6, 2003                      Systems & Computer Technology Corporation


                                       By:  Eric Haskell
                                            ------------------------------------
                                            Eric Haskell
                                            Executive Vice President, Finance &
                                            Administration, Treasurer and
                                            Chief Financial Officer




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                                  Exhibit Index

   Exhibit
   Number        Description
   --------      -------------------------------------------------------------

   99.1          Letter dated May 6, 2003 to Tocqueville Asset Management L.P.